SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 29, 2024

Date of Report (Date of earliest event reported)

Mountain Crest Acquisition Corp. V

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40418	85-2412613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

524 Broadway 11th Floor New York, NY	10012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 493-6558

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCAG	The Nasdaq Stock Market LLC
Rights	MCAGR	The Nasdaq Stock Market LLC
Units	MCAGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material definitive Agreement.

The BCA

On August 29, 2024, Mountain Crest Acquisition Corp., V, a Delaware corporation (“MCAG”), entered into that certain Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “BCA”), by and between MCAG and CUBEBIO Co., Ltd., a corporation (“chusik hoesa”) organized under the laws of Korea (the “CUBEBIO”), pursuant to which the following transactions will occur: (1) CHL SPAC Merger Sub, Inc., a corporation to be formed in Delaware (the “SPAC Merger Sub”), will be merged with and into MCAG with MCAG being the surviving entity (the “SPAC Merger”) as a direct wholly owned subsidiary of CubeBio Holdings Limited, an exempted company to be formed in the Cayman Islands (“PubCo”), and (b) all shareholders of CUBEBIO shall transfer their respective common shares (the “CUBEBIO Common Shares”) to CHL Korea Exchange Sub, Ltd., a corporation (“chusik hoesa”) to be organized under the laws of Korea (the “Exchange Sub”), in exchange for the right to receive PubCo Ordinary Shares (as defined in the BCA) (the “Share Swap” and collectively with the SPAC Merger the “Business Combination”). Following the closing of the Business Combination, PubCo expects the PubCo Ordinary Shares to be listed and traded on The Nasdaq Stock Market. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the BCA.

Consideration

At the closing of the SPAC Merger (the “Merger Effective Time”), by virtue of the SPAC Merger, each SPAC Share issued and outstanding immediately prior to the Merger Effective Time (except for shares being cancelled pursuant to Section 3.1(b) of the BCA and assuming consummation of the Unit Separation) shall be converted into and shall for all purposes represent only the right to receive one issued, fully paid and non-assessable PubCo Ordinary Share.

At or immediately before the closing of the Business Combination, by virtue of the Share Swap, the right to each CUBEBIO Common Share held by Swapping Shareholders shall be converted into and shall for all purposes represent only the right to receive a number of validly issued, fully paid and non-assessable PubCo Ordinary Shares equal to the CUBEBIO Exchange Ratio, which shall be an amount obtained by dividing (i) the number of PubCo Ordinary Shares equal to the quotient of the $375,000,000 divided by $10.00 by (ii) the aggregate number of CUBEBIO Common Shares, the number of CUBEBIO Common Shares subject to such CUBEBIO Options and the number of CUBEBIO Common Shares subject to such CUBEBIO Warrants outstanding immediately prior to the Merger Effective Time.

The Closing

MCAG and CUBEBIO have agreed that the closing of the Business Combination (the “Closing”) shall occur no later than the date that is the earlier of (i) May 15, 2025 or (ii) the date by which MCAG must consummate its initial business combination under its Governing Documents, which may be amended pursuant to Section 8.2 of the BCA, which provides that if, on or before October 1, 2024, the Proxy Clearance Date has not occurred, and BCA has not otherwise been terminated in accordance with its terms, MCAG shall promptly prepare and file with the SEC a proxy statement pursuant to which it will seek approval to extend the time period for SPAC to consummate its initial business combination under its Governing Documents for up to six (6) months to at least May 15, 2025, at the sole option of MCAG, unless the closing of such business combination has been consummated (the “Outside Date”).

Representations and Warranties

In the BCA, CUBEBIO makes certain representations and warranties (with certain exceptions set forth in the disclosure schedule to the BCA) relating to, among other things: (a) proper corporate existence and power of CUBEBIO and its subsidiaries (together, the “CUBEBIO Parties”) and similar corporate matters; (b) subsidiaries of CUBEBIO, (c) capitalization, (d) authorization, execution, delivery and enforceability of the BCA and other Transaction Agreements; (c) consents, required approvals and non-contravention; (d) financial statements, (e) liabilities, (f) absence of certain events, (g) litigation, (h) employee benefits, (i) labor matters, (j) title to properties, (k) taxes, (l) environmental matters, (m) brokers and third party expenses, (n) intellectual property, (o) material contracts, (p) insurance, (q) interested party transactions, (r) information supplied, (s) anti-bribery and anti-corruption compliance, (t) international trade, sanctions and anti-money laundering matters (u) board approval and shareholder vote, (v) CUBEBIO’s products and (w) disclaimer of other representations and warranties.

MCAG also makes certain representations and warranties relating to, among other things: (a) organization, qualification and standing; (b) capitalization, (c) authorization, execution, delivery and enforceability of the BCA and other Transaction Documents; (c) consents and non-contravention, (d) approvals, (e) MCAG SEC reports and financial statements (f) absence of certain events, (g) litigation, (h) business activities, (i) MCAG contracts, (j) MCAG listing, (k) trust account, (l) taxes, (m) information supplied, (n) employee benefits, (o) board approval and shareholder vote, (p) Investment Act and JOBS Act, (q) affiliate transactions, (r) brokers and (s) disclaimer of other representations and warranties.

Conduct Prior to Closing; Covenants Pending Closing

CUBEBIO and MCAG have agreed to operate their respective business in the ordinary course, consistent with past practices, prior to the closing of the transactions (with certain exceptions) and not to take certain specified actions without the prior written consent of the other party.

CUBEBIO shall use its best efforts to identify and seek additional sources of financing on behalf of PubCo and/or CUBEBIO from third party financing sources (the “PIPE Financing”).

The BCA also contains customary closing covenants.

Conditions to Closing

General Conditions to Closing.

The respective obligations of each Party to effect the Business Combination shall be subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

●	At the Special Meeting (including any adjournments thereof), SPAC Shareholder Approval shall have been obtained;

●	At the CUBEBIO Shareholder Meeting (including any adjournments thereof), CUBEBIO Shareholder Approval shall have been obtained;

●	The Parties will have received or have been deemed to have received all necessary pre-Closing authorizations, consents, clearances, waivers and approvals of the Governmental Entities set forth on Section 4.5(b) of CUBEBIO Disclosure Letter in connection with the execution, delivery and performance of Agreement and the Transactions (or any applicable waiting period (and any extensions thereof) thereunder shall have expired or been terminated;

●	No provision of any applicable Legal Requirement prohibiting, enjoining, restricting or making illegal the consummation of the Transactions shall be in effect, and no temporary, preliminary or permanent restraining Order enjoining, restricting or making illegal the consummation of the Transactions will be in effect; provided, that the Governmental Entity issuing such Order has jurisdiction over the Parties with respect to the Transactions;

●	The PubCo Ordinary Shares to be issued pursuant to the BCA shall be approved for listing upon the Closing on Nasdaq (or any other public stock market or exchange in the United States as may be agreed by CUBEBIO and SPAC) subject to official notice of issuance thereof and the requirement to have a sufficient number of round lot holders;

●	The Registration Statement shall have become effective in accordance with the provisions of the Securities Act, and shall not be subject to any stop order or proceeding (or threatened proceeding by the SEC) seeking a stop order with respect to the Registration Statement; and

●	The Korean Registration Statement shall have become effective in accordance with the provisions of the Financial Investment Services and Capital Markets Act, and shall not be subject to any stop order or proceeding (or threatened proceeding by FSS) seeking a stop order with respect to the Korean Registration Statement.

Conditions to Obligations of MCAG.

The obligations of MCAG to effect the Business Combination are further subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

●	(i) The Fundamental Representations of CUBEBIO and the Acquisition Entities shall be true and correct in all material respects, and to the extent so qualified shall be true in all respects, on and as of the Closing as though made on and as of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be so true and correct in all material respects as of such earlier date); and (ii) all other representations and warranties of CUBEBIO set forth in Article IV hereof and the Acquisition Entities set forth in Article V hereof shall be true and correct (without giving effect to any limitation as to “materiality” or “CUBEBIO Material Adverse Effect” or any similar limitation contained herein) on and as of the Closing as though made on and as of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be so true and correct as of such earlier date), except, in the case of this clause (ii), where any failures of such representations and warranties of the CUBEBIO and the Acquisition Entities to be so true and correct, individually and in the aggregate, has not had and is not reasonably likely to have a CUBEBIO Material Adverse Effect;

●	Each of the CUBEBIO Parties shall have performed or complied with all agreements and covenants required by the BCA to be performed or complied with by it at or prior to the Merger Effective Time in all material respects;

●	No CUBEBIO Material Adverse Effect shall have occurred since the date of the BCA that exists as of the Closing;

●	The CUBEBIO shall have delivered to Exchange Sub the Share Swap Agreement, duly executed by the CUBEBIO;

●	CUBEBIO shall have delivered to SPAC the Closing Payment Schedule;

●	CUBEBIO shall have delivered to SPAC a certificate, signed by an authorized representative of the CUBEBIO and dated as of the Closing Date, certifying as to the matters set forth in Section 8.3(a), Section 8.3(b) and Section 8.3(c) of the BCA;

●	CUBEBIO shall have delivered to SPAC the Registration Rights Agreement, duly executed by PubCo and CUBEBIO Shareholders;

●	Exchange Sub and CUBEBIO shall have delivered to SPAC a share swap agreement in a form that is reasonably acceptable to the Parties and reflects the terms of the BCA to the extent applicable, duly executed by Exchange Sub and CUBEBIO (the “Share Swap Agreement”);

●	CUBEBIO shall have delivered to SPAC the Lock Up Agreement, duly executed by CUBEBIO Shareholders; and

●	PubCo shall have obtained the SPAC D&O Tail Policy.

Conditions to Obligation of CUBEBIO, PubCo, Exchange Sub and SPAC Merger Sub.

The obligation of CUBEBIO, PubCo, Exchange Sub and SPAC Merger Sub and their respective stockholders to effect the Business Combination is further subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

●	(i) The Fundamental Representations of SPAC, to the extent not qualified as to materiality or “SPAC Material Adverse Effect” shall be true and correct in all material respects, and to the extent so qualified shall be true in all respects, on and as of the Closing as though made on and as of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be so true and correct in all material respects as of such earlier date); and (ii) all other representations and warranties of SPAC and Exchange Sub set forth in Article V hereof shall be true and correct as though made on and as of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be so true and correct as of such earlier date), except in the case of this clause (ii), where any failures of such representations and warranties of SPAC and Exchange Sub to be so true and correct, individually and in the aggregate, has not had and is not reasonably likely to have a SPAC Material Adverse Effect;

●	SPAC shall have performed or complied with all agreements and covenants required by the BCA to be performed or complied with by it on or prior to the Merger Effective Time in all material respects;

●	No SPAC Material Adverse Effect shall have occurred since the date of the BCA that exists as of the Closing;

●	SPAC shall have delivered to CUBEBIO a certificate, signed by an authorized representative of SPAC and dated as of the Closing Date, certifying as to the matters set forth in Section 8.2(a), Section 8.2(b) and Section 8.2(c) of the BCA;

●	SPAC shall have delivered to CUBEBIO the Registration Rights Agreement, duly executed by SPAC Sponsor; and

●	Exchange Sub shall have delivered to CUBEBIO a share swap agreement in a form that is reasonably acceptable to the Parties and reflects the terms of the BCA to the extent applicable, duly executed by the Share Swap Agreement.

Frustration of Conditions.

None of PubCo, MCAG, CUBEBIO, Exchange Sub or SPAC Merger Sub may rely on the failure of any condition set forth in Article IX of the BCA to be satisfied if such failure was caused by such party’s failure to act in good faith or to take such actions as may be necessary to cause the conditions of the other party to be satisfied.

Termination and Effect of Termination

The BCA may be terminated at any time prior to the Closing:

●	by mutual written agreement of SPAC and CUBEBIO at any time;

●	by either SPAC or CUBEBIO if the Closing shall not have occurred by the date that is the earlier of (i) May 15, 2025 or (ii) the date by which SPAC must consummate its initial business combination under its Governing Documents as may be amended pursuant to Section 8.21 of the BCA (the “Outside Date”); provided, however, that the right to terminate the BCA under Section 10.1(b) of the BCA shall not be available to any Party whose action or failure to act has been a principal cause of or resulted in the failure of the Closing to occur on or before such date and such action or failure to act constitutes a breach of the BCA;

●	by either SPAC or CUBEBIO if a Governmental Entity shall have issued an Order or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Transactions, which Order or other action is final and nonappealable;

●	by CUBEBIO, upon a breach of any representation, warranty, covenant or agreement set forth in the BCA on the part of SPAC, or if any representation or warranty of SPAC shall have become untrue, in either case, such that the conditions set forth in Section 8.2(a) or Section 8.2(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue; provided, that if such breach by SPAC is curable by SPAC, prior to the Closing, then CUBEBIO must first provide written notice of such breach to SPAC and may not terminate the BCA under Section 10.1(d) of the BCA until the earlier of: (i) 30 days after delivery of written notice from CUBEBIO to SPAC of such breach; and (ii) the Outside Date; provided, further, that SPAC continues to exercise commercially reasonable efforts to cure such breach during such 30 day period (it being understood that CUBEBIO may not terminate the BCA pursuant to Section 10.1(d) of the BCA if: (A) it shall have materially breached the BCA and such breach has not been cured; or (B) if such breach by SPAC is cured during such 30 day period); or

●	by SPAC, upon a breach of any representation, warranty, covenant or agreement set forth in the BCA on the part of CUBEBIO or any Acquisition Party, or if any representation or warranty of CUBEBIO or any Acquisition Party shall have become untrue, in either case such that the conditions set forth in Section 8.3(a) or Section 8.3(b), would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue; provided, that if such breach is curable by CUBEBIO or any Acquisition Party, as applicable, prior to the Closing, then SPAC must first provide written notice of such breach to CUBEBIO and may not terminate the BCA under Section 10.1(e) of the BCA until the earlier of: (i) 30 days after delivery of written notice from SPAC to CUBEBIO of such breach; and (ii) the Outside Date; provided, further, that CUBEBIO or any Acquisition Party, as applicable, continues to exercise commercially reasonable efforts to cure such breach during such 30 day period (it being understood that SPAC may not terminate the BCA pursuant to Section 10.1(e) of the BCA if: (A) it shall have materially breached the BCA and such breach has not been cured; or (B) if such breach by CUBEBIO or any Acquisition Party is cured during such 30 day period);

●	by either SPAC or CUBEBIO, if, at the Special Meeting (including any adjournments thereof), SPAC Shareholder Approval is not obtained;

●	by SPAC or the CUBEBIO if, at the CUBEBIO Shareholder Meeting (including any adjournments thereof), the CUBEBIO Shareholder Approval is not obtained;

In the event that either SPAC or the CUBEBIO terminates the BCA for any reason other than those set forth in Sections 10.1(a) and (c)-(e), such terminating party shall pay to the non-terminating party an amount equal to One Million Dollars ($1,000,000) (the “Breakup Fee”) within two Business Days of the effective termination date by wire transfer of immediately available funds

In the event of the termination of the BCA pursuant to Section 10.1 of the BCA, the BCA shall forthwith become void and have no effect, and upon payment of the Breakup Fee, without any liability on the part of any party hereto or its respective Affiliates, officers, directors, members, stockholders, or other Representatives, other than liability of the CUBEBIO, SPAC or other Parties, as the case may be, for any willful and material breach of the BCA occurring prior to such termination, except that the provisions of Section 10.2 and Article XI of the BCA shall survive any termination of the BCA.

The foregoing description of the BCa does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual BCA, a copy of which is included attached hereto as Exhibit A 2.1, and incorporated herein by reference.

Additional Agreements Executed In Connection With the BCA

SPAC Support Agreement

Contemporaneously with the execution of the BCA, Mountain Crest Global Holdings LLC (the “Sponsor”) and the directors of the MCAG entered into a support agreement, dated August 29, 2024 (the “SPAC Support Agreement”), pursuant to which such holders agreed to, among other things, approve the BCA and the proposed business combination. Each such holder also agreed not to transfer any shares of MCAG common stock owned by it unless the transferee executes a joinder agreement that provides that the transferee will become a party to the SPAC Support Agreement. The holders have also agreed not to seek redemption rights.

The foregoing description of the SPAC Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

CUBEBIO Support Agreement

Contemporaneously with the execution of the BCA, certain holders of CUBEBIO common stock entered into a support agreement, dated August 29, 2024 (the “CUBEBIO Support Agreement”), pursuant to which such holders agreed to, among other things, approve the BCA and the proposed business combination. The CUBEBIO Support Agreement also covers any shares of PubCo common stock or of any successor entity of which ownership of record or the power to vote, directly or indirectly, is subsequently acquired by the stockholder prior to the termination of CUBEBIO Support Agreement. Each stockholder that executed CUBEBIO Support Agreement also agreed not to transfer any shares subject to CUBEBIO Support Agreement (with a limited exception in connection with the Reorganization) prior to the termination of CUBEBIO Support Agreement.

The foregoing description of CUBEBIO Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is attached hereto as Exhibit 10.2, and incorporated herein by reference.

Additional Agreements to be Executed at Closing

Lock-Up Agreement

At the Closing, PubCo, SPAC Sponsor and CUBEBIO Shareholders, and their respective Affiliates, as applicable, shall enter into a Lock Up Agreement (the “Lock Up Agreement”) in the form agreed between SPAC and the CUBEBIO).

Registration Rights Agreement

At the Closing, PubCo, SPAC Sponsor and CUBEBIO Shareholders, and their respective Affiliates, as applicable, shall enter into a Registration Rights Agreement (the “Registration Rights Agreement”) substantially in the form to be agreed between SPAC and CUBEBIO.

Item 7.01	Regulation FD Disclosure

On August 29, 2024 MCAG and CUBEBIO issued a press release announcing the execution of the BCA. Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the copy of the press release.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01.

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Mountain Crest V’s and CUBEBIO’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Mountain Crest V’s and CUBEBIO’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside Mountain Crest V’s and CUBEBIO’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could prevent the execution of the definitive merger agreement; (2) the outcome of any legal proceedings that may be instituted against Mountain Crest V and CUBEBIO following this announcement of the non-binding term sheet and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Mountain Crest V and CUBEBIO, certain regulatory approvals, or satisfy other conditions to closing in the definitive merger agreement; (4) the impact of COVID-19 pandemic on CUBEBIO’s business and/or the ability of the parties to complete the proposed business combination; (5) the inability to obtain the listing of post business combination entity’s securities on Nasdaq following the proposed business combination; (6) changes in applicable laws or regulations; (7) the possibility that Mountain Crest V or CUBEBIO may be adversely affected by other economic, business, and/or competitive factors; (8) risks related to the organic and inorganic growth of CUBEBIO’s business and the timing of expected business milestones; and (9) other risks and uncertainties indicated from time to time in the final prospectus of Mountain Crest V for its initial public offering and the proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in Mountain Crest V’s other filings with the Securities and Exchange Commission (the “SEC”). Mountain Crest V cautions that the foregoing list of factors is not exclusive. Mountain Crest V and CUBEBIO caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Mountain Crest V and CUBEBIO do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Important Information About the Proposed Business Combination and Where to Find It

If a definitive agreement is entered into in connection with the proposed business combination, CUBEBIO and Mountain Crest V intend to file relevant materials with the SEC, including a proxy statement/registration statement on Form F-4. Mountain Crest V’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about CUBEBIO, Mountain Crest V, and the proposed business combination. Promptly after filing its definitive proxy statement relating to the proposed business combination with the SEC, Mountain Crest V will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting on the business combination and the other proposals. Stockholders will also be able to obtain copies of the definitive proxy statement, and other relevant materials filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

Mountain Crest V and its directors and executive officers may be deemed participants in the solicitation of proxies from Mountain Crest V’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Mountain Crest V will be included in the proxy statement for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed business combination when available. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the sources indicated above.

CUBEBIO and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Mountain Crest V in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of an initial business combination or PIPE financing and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION
2.1	Business Combination Agreement, dated August 29, 2024 by and between Mountain Crest Acquisition Corp. V and CUBEBIO Co., Ltd.
10.1	Sponsor Support Agreement, dated August 29, 2024 by and between Mountain Crest Global Holdings LLC, the shareholders listed on Exhibit A thereto and CUBEBIO Co., Ltd.
10.2	Company Support Agreement, dated August 29, 2024 by and between the shareholders listed on Exhibit A thereto, Mountain Crest Acquisition Corp. V and CUBEBIO Co., Ltd.
99.1	Press Release, dated August 29, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2024

MOUNTAIN CREST ACQUISITION CORP. V

By:	/s/ Suying Liu
Name:	Suying Liu
Title:	Chief Executive Officer